Convertible debentures	12 Months Ended
May 31, 2019
Convertible debentures
Convertible debentures

20.    Convertible debentures

	May 31,	May 31,
	2019	2018
Opening balance	$—	$—
Principal amount issued	469,805	—
Fair value adjustment	(48,439)	—
Closing balance	$421,366	$—

The convertible debentures were entered into in April 2019, the unsecured convertible debentures in the principal amount of $350,000 USD are due in five years from issuance (the “Notes”). The Notes bear interest at a rate of 5.25% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2019. The Notes are an unsecured obligation and ranked senior in right of payment to all indebtedness that is expressly subordinated in right of payment to the Notes. The Notes will rank equal in right of payment with all liabilities that are not subordinated. The Notes are effectively junior to any secured indebtedness to the extent of the value of the assets securing such indebtedness.

Holders of the Notes may convert all or any portion of their Notes, in multiples of $1 principal amount, at their option at any time between December 1, 2023 to the maturity date. The initial conversion rate for the Notes will be 106.5644 common shares of Aphria per $1 USD principal amount of Notes, which will be settled in cash, common shares of Aphria or a combination thereof, at Aphria’s election. This is equivalent to an initial conversion price of approximately $9.38 per common share, subject to adjustments in certain events. In addition, holders of the Notes may convert all or any portion of their Notes, in multiples of $1 principal amount, at their option at any time preceding December 1, 2023, if:

(a)

the last reported sales price of the common shares for at least 20 trading days  during a period of 30 consecutive trading days immediately preceding fiscal quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

(b)

during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1 principal amount of the Notes for each trading day of the measurement period is less than 98% of the product of the last reported sale price of the Company’s common shares and the conversion rate on each such trading day;

(c)	the Company call any or all of the Notes for redemption or;
(d)	upon occurrence of specified corporate event.

The Company may not redeem the Notes prior to June 6, 2022, except upon the occurrence of certain changes in tax laws. On or after June 6, 2022, the Company may redeem for cash all or part of the Notes, at its option, if the last reported sale price of the Company’s common shares has been at least 130% of the conversion price then in effect for at least 20 trading days during any 30 consecutive trading day period ending on and including trading day immediately preceding the date won which the Company provide notice of redemption. The redemption of Notes will be equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the redemption date.